UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

March 24, 2009

(Date of earliest event reported)

BIOPURE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-15167	04-2836871
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

11 Hurley Street, Cambridge, Massachusetts 02141

(Address of principal executive offices, including zip code)

(617) 234-6500

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

By letter dated March 24, 2009, The Nasdaq Stock Market notified the company that the company was out of compliance with the Nasdaq Marketplace Rules because it had not yet filed its report on Form 10-Q for the fiscal quarter ended January 31, 2009. The company filed the report and received a second letter from Nasdaq on March 26, 2009, stating that the matter was closed.

Nasdaq also notified the company that it has suspended enforcement of its minimum bid price and market value requirements for continued listing until July 20, 2009. The company estimates, based on that information, that it now has until September 12, 2009 to regain compliance with the $1.00 minimum bid price requirement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BIOPURE CORPORATION

Date:	March 31, 2009	By:	/s/ Zafiris G. Zafirelis
Zafiris G. Zafirelis
President and Chief Executive Officer